Exhibit 10.2
VOLCANO CORPORATION
AMENDED AND RESTATED 2000 LONG TERM INCENTIVE PLAN
     1. Objectives. This Volcano Corporation 2000 Long Term Incentive Plan, as amended and restated effective July 13, 2005 (the “Plan”) is intended as an incentive to retain and attract persons of training, experience and ability to serve as employees, consultants, independent contractors and directors of Volcano Corporation, a Delaware corporation (the “Company”), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.
     2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:
          “Administrator” means the Board or any person or persons appointed by the Board to administer the Plan.
          “Award” means any Option, Restricted Stock, Phantom Stock, Cash Award, Stock Award or Stock Appreciation Right, whether granted singly, in combination or in tandem, granted to a Participant pursuant to any applicable terms, conditions and limitations as the Administrator may establish in order to fulfill the objectives of the Plan.
          “Award Agreement” means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.
          “Board” means the Board of Directors of the Company.
          “Cash Award” means an award payable in cash.
          “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
          “Common Stock” means the common stock, par value $.001 per share, of the Company.
          “Company” means Volcano Corporation, a Delaware corporation.
          “Director” means a non-employee member of the Board.
          “Disability” means the inability to perform the duties of an Employee’s position for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.
          “Effective Date” means October 23, 2000.

          “Employee” means an individual employed by the Company or a Subsidiary. For purposes of this Plan, an Employee also includes a consultant or independent contractor providing services to the Company or a Subsidiary or a director of the Company or a Subsidiary.
          “Exercise Price” means the price at which the Option Shares may be purchased under the terms of the Award Agreement.
          “Fair Market Value” means, as of a particular date, such amount as may be determined by the Board, in good faith, to be the fair market value per share of Common Stock.
          “Grant Date” means the date on which an Award is granted by the Administrator.
          “ISO” means an incentive stock option within the meaning of Code Section 422.
          “Option” means a right to purchase a particular number of shares of Common Stock at a particular Exercise Price, subject to certain terms and conditions as provided in the Plan and Award Agreement. An Option may be in the form of an ISO or a nonqualified stock option within the meaning of Code Section 83.
          “Option Shares” means the shares of Common Stock covered by a particular Option.
          “Participant” means an Employee or a Director to whom an Award has been granted under this Plan.
          “Phantom Stock” means a right to receive the value of a specified number of shares of Common Stock.
          “Plan” means the Volcano Corporation 2000 Long Term Incentive Plan, as amended from time to time.
          “Restricted Stock” means shares of Common Stock that are restricted or subject to forfeiture provisions.
          “Stock Appreciation Rights” or “SARs” means the right to receive an amount in cash or Common Stock equal to the appreciation in value of a specified number of shares of Common Stock over a particular period of time.
          “Stock Award” means an award payable in shares of Common Stock, which may be Restricted Stock.
          “Subsidiary” means any corporation, limited liability company or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such entity; provided, however, that with respect to Options intended to qualify as incentive stock options within the meaning of

Section 422 of the Code, “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code or any successor provision.
     3. Plan Administration and Designation of Participants. All Employees of the Company and its Subsidiaries and all Directors are eligible for Awards under this Plan. The Administrator shall select the Participants from time to time by the grant of Awards under the Plan and, subject to the terms and conditions of the Plan, shall determine all terms and conditions of the Award. The Plan shall be administered by the Administrator, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or appropriate. The Administrator may delegate its duties hereunder to the President or other senior officers of the Company subject to such rules and regulations as the Administrator establishes. The Administrator may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award Agreement, waive any restriction or other provision of this Plan or an Award Agreement or otherwise amend or modify an Award in any manner that is allowed by applicable law and either (i) not adverse to the Participant holding the Award or (ii) consented to by such Participant. Notwithstanding the foregoing, in no event may the Administrator (i) amend or modify an Option in a manner that would reduce the exercise price of such Option; (ii) substitute an Option for another Option with a lower exercise price; (iii) cancel an Option and issue a new Option with a lower exercise price to the holder of the cancelled Option within six (6) months following the date of the cancellation of the cancelled Option; or (iv) cancel an outstanding Option that is under water (i.e., for which the Fair Market Value, as defined below, of the underlying Shares is less than the Option’s Exercise Price) for the purpose of granting a replacement Award of a different type.
     4. Award Agreement. Each Award granted hereunder shall be described in an Award Agreement, which shall be subject to the terms and conditions of the Plan and shall be signed by the Participant and by the appropriate officer for and on behalf of the Company.
     5. Shares of Common Stock Reserved for the Plan. Subject to adjustment as provided in Section 11 hereof, a total of 6,478,814 shares of Common Stock shall be reserved for issuance upon the exercise or payment of Awards granted pursuant to this Plan. The Administrator and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Awards that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares of Common Stock subject thereto are not issued to a Participant shall immediately become available for the granting of Awards. Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Common Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.
     6. Types of Awards.
          (a) Incentive Stock Options. Options granted to Employees (other than consultants and independent contractors) hereunder may be incentive stock options within the meaning of Section 422 of the Code (an “ISO”). An ISO shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Administrator in the Award Agreement or otherwise, which shall not be less than the Fair Market Value of the Common Stock on the grant date. Any ISO granted shall expire not later than ten years after the grant date, with the expiration date to be specified by the Administrator in the Award Agreement. Any ISO granted must, in addition to being subject to applicable terms, conditions and limitations established by the Administrator, comply with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (a) no ISO can be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan (or the fifth anniversary of the Effective Date of the Plan if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary), (b) no Optionee may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which ISOs (including Options hereunder) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) would exceed $100,000, (c) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such of the Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary), and (d) no person may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs (including ISOs granted under this Plan) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Subsidiary) would exceed $100,000. All other terms, conditions and limitations applicable to ISOs shall be determined by the Administrator.
          (b) Nonqualified Options. Options granted to Employees (including consultants and independent contractors) may be nonqualified options within the meaning of Section 83 of the Code. A nonqualified option shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Administrator in the Award Agreement or otherwise; provided, however, that in the case of a nonqualified option granted prior to the date, if any, on which the Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant. Any nonqualified option granted shall expire not later than ten years after the grant date, with the expiration date to be specified by the Administrator in the Award Agreement. All other terms, conditions and limitations applicable to nonqualified options shall be determined by the Administrator.

          (c) Stock Award (including Restricted Stock). An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Stock Award may be subject to conditions established by the Administrator and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. In the case of Awards issued prior to the date, if any, on which the Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, the per share valuation or purchase price shall be no less than 100% of the Fair Market Value per share on the date of grant. The certificates evidencing shares of Common Stock issued in connection with a Stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto. The terms, conditions, and limitations applicable to any Stock Award pursuant to this Plan shall be determined by the Administrator.
          (d) Phantom Stock. An Award may be in the form of Phantom Stock, or other bookkeeping account tied to the value of shares of Common Stock. The terms, conditions, and limitations applicable to any Awards of Phantom Stock shall be determined by the Administrator.
          (e) Stock Appreciation Rights. An Award may be in the form of SARs. The terms, conditions, and limitations applicable to any Awards of SARs shall be determined by the Administrator. SARs to be settled in shares of stock shall be counted in full against the number of shares of stock available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the SAR.
          (f) Cash Awards. An Award may be in the form of a Cash Award. The terms, conditions, and limitations applicable to any Cash Awards shall be determined by the Administrator.
          (g) Director Options. Options granted to Directors shall be nonqualified options within the meaning of Section 83 of the Code and shall have such terms, conditions and limitations as shall be determined by the Administrator.
     7. Payment of Awards.
          (a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Administrator shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.
          (b) Deferral. The Administrator may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Administrator or (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Administrator, may be forfeited if and to the extent that the Award Agreement so provides. Procedures governing any such deferral shall comply in all respects with Section 409A of the Code.
          (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Administrator may establish. The Administrator may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.
     8. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if permitted by the Administrator, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Administrator shall determine acceptable methods for tendering Common Stock or Awards to exercise an Option as it deems appropriate. The Administrator may provide for procedures to permit the exercise or purchase of Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Administrator.
     9. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. Unless otherwise specifically provided in the Award Agreement and to the extent permissible under applicable law, each Award granted pursuant to this Plan which is an Option shall immediately terminate to the extent the Option is not vested (or does not become vested as a result of such termination of employment) on the date the Participant terminates employment with the Company or its Subsidiaries, or terminates service as a Director or independent contractor or consultant.
     10. Assignability. Except as otherwise provided herein, no Award granted under this Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and during the lifetime of a Participant, any Award shall be exercisable only by him, or, in the case of a Participant who is mentally incapacitated, the Award shall be exercisable by his guardian or legal representative. The Administrator may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment or transfer in violation of this Section shall be null and void. Upon the Participant’s death, the personal representative or other person entitled to succeed to the rights of the Participant (the ‘Successor Participant’) may exercise such rights. A Successor Participant must furnish proof satisfactory to the Company of his or her right to exercise the Award under the Participant’s will or under the applicable laws of descent and distribution.

          Subject to approval by the Administrator in its sole discretion, all or a portion of the Awards granted to a Participant under the Plan may be transferable by the Participant, to the extent and only to the extent specified in such approval, to (i) the children or grandchildren of the Participant (‘Immediate Family Members’), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (‘Immediate Family Member Trusts’), or (iii) a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests (‘Immediate Family Member Partnerships’); provided that the Award Agreement pursuant to which such Awards are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this Section. Subsequent transfers of transferred Awards shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Participant or a person to whom the original Participant could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Administrator, in the form and manner prescribed by the Administrator. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term ‘Participant’ shall be deemed to refer to the transferee. The consequences of termination of employment shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent and for the periods specified in this Plan and the Award Agreement.
     11. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.
          (a) Changes in Capitalization. Subject to any action required under applicable laws by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award.
          (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option, Phantom Stock and Stock Appreciation Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

          (c) Corporate Transaction. In the event of a Corporate Transaction (as defined below), each outstanding Option, Phantom Stock or Stock Appreciation Right shall he assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option, Phantom Stock or Stock Appreciation Right shall terminate upon the consummation of the transaction.
               For purposes of this Section 11(c), an Option, Phantom Stock or a Stock Appreciation Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an Option, Phantom Stock or Stock Appreciation Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of shares covered by the Option, Phantom Stock or Stock Appreciation Right as provided for in this Section 11); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per share consideration received by holders of Common Stock in the transaction.
               For purposes of this Section 11(c), a “Corporate Transaction” shall mean (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.
     12. Purchase for Investment. Unless the Awards and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person receiving shares of Common Stock pursuant to an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.
     13. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of

Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Administrator may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. Except as otherwise required by law, the Participant shall be solely responsible for payment of any such taxes payable to governmental entities outside of the United States.
     14. Amendments or Termination. The Company may amend, alter or discontinue this Plan, except that no amendment or alteration that would impair the rights of any Participant under any Award that he has been granted shall be made without his consent, and no amendment or alteration shall be effective prior to approval by the Company’s shareholders to the extent such approval is determined by the Board to be required by applicable laws, regulations or exchange requirements.
     15. Restrictions. No shares of Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. The Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to an Award and repurchase of the Participant’s Option rights.
     16. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Administrator be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
     17. Miscellaneous. The granting of any Award shall not impose upon the Company any obligation to maintain any Participant as an Employee or Director and shall not diminish the power of the Company to discharge any Participant at any time.
     18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of California.

     19. Effective Date of Plan. This Plan shall be effective as of the Effective Date. It shall continue in effect for a term of ten (10) years from the date it was adopted unless sooner terminated as hereinafter provided.
     20. Stockholder Approval. If required by applicable law, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the applicable law.
     21. Information and Documents to Participants. Prior to the date, if any, upon which the Common Stock covered by this Plan becomes registered under the Securities Act of 1933, as amended, and if required by the applicable laws, the Company shall provide financial statements at least annually to each Participant and to each individual who acquired Awards pursuant to the Plan, during the period such Participant has one or more Options or Stock Appreciation Rights (or SARs) outstanding, and in the case of an individual who acquired shares of Common Stock pursuant to the Plan, during the period such individual owns such shares. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

Executed by Scott Huennekens, President of
Volcano Corporation, as effective on the
13th day of July, 2005.

NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.
VOLCANO CORPORATION LONG TERM INCENTIVE PLAN
EMPLOYEE INCENTIVE STOCK OPTION AWARD AGREEMENT
     THIS AWARD AGREEMENT (the “Award Agreement”), made as of this 1 (the “Grant Date”) by and between Volcano Corporation, a Delaware corporation (the “Company”), and        (the “Optionee”), is made with reference to the following facts:
     A. The Company is desirous of providing additional incentives to the Optionee in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Optionee the right and option to purchase shares of Common Stock of the Company (the “Common Stock”) pursuant to the Company’s Long Term Incentive Plan (the “Plan”) on the terms and conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
     B. The Optionee is desirous of accepting said stock option on the terms and conditions set forth herein.
     NOW, THEREFORE, it is agreed as follows:
     1. Grant. The Company grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of shares of the Common Stock at the purchase price of          per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Award Agreement and the Plan pursuant to which this Award Agreement is being executed.
     2. Relationship to Plan. This Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder. This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Administrator thereunder and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Award Agreement:
     (a) “Act” shall mean the Securities Act of 1933, as amended from time to time.

     (b) “Cause” shall mean cause as defined in any employment agreement between the Optionee and the Company or any Subsidiary in effect at the time of the Optionee’s termination of employment or, in the absence of any such employment agreement, any of the following: (i) conviction of the Optionee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Optionee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or any Subsidiary; (iii) the Optionee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or any Subsidiary; (iv) the Optionee’s continuously conducting himself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Optionee’s conduct discredits the Company or any Subsidiary or is detrimental to the reputation, character and standing of the Company or any Subsidiary.
     (c) “Employment” shall mean employment with the Company or any of its Subsidiaries.
     (d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     3. Exercise Schedule. This Option shall be immediately exercisable in full as to all of the Option Shares.
     4. Termination of Option. The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee upon the first to occur of:
     (a) The tenth anniversary of the Grant Date;
     (b) The expiration of ninety (90) days from the date of termination of the Optionee’s employment with the Company or its parent or subsidiary corporations (other than a termination described in subparagraph (d) or (e) below or on account of death); provided that if the Optionee shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;
     (c) The expiration of one (1) year following the date of the Optionee’s death, if such death occurs during the Optionee’s employment with the Company or its parent or subsidiary corporations;
     (d) The expiration of one (1) year from the date of termination of the Optionee’s employment with the Company or its parent or subsidiary corporations if such termination is attributable to a disability of the Optionee within the meaning of Section 22(e)(3) of the Code. The Board shall have the right to determine whether the Optionee’s termination is attributable to a disability of the Optionee within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive.
     (e) Immediately upon the termination of the Optionee’s employment with the Company or its parent or subsidiary corporations if such termination constitutes or is attributable to a breach by the Optionee of his or her employment agreement, if any, with the Company or its parent or subsidiaries or if the Optionee is discharged for Cause. The Board shall have the right to determine whether the Optionee has been discharged for Cause and the date of such discharge; such determination of the Board to be final and conclusive.
     Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to employ the Optionee as an employee or in any other capacity with the Company, nor confer upon the Optionee any right to continue in the employ or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his or her compensation or employment at any time.
     5. Exercise of Option. The Optionee may exercise this Option by (i) delivering or mailing to the Company, Attention: Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he or she has elected to purchase, accompanied by (A) payment in cash or by check payable to the order of the Company for the purchase price per share multiplied by the number of shares to be purchased and (B) if required, the letter described in Section 9 and (ii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to 83(b) and a copy of the executed Election Pursuant to Section 83(b), if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith. Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board of Directors of the Company (the “Board”), be paid (1) in installments or in whole or in part by a promissory note of the Optionee (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Optionee having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price. If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price and/or the withholding taxes upon such exercise of this Option, the Optionee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Optionee has good and marketable title to such shares, free and clear of liens and encumbrances. The exercise of this Option shall not be deemed effective unless and until the Optionee has complied with all of the provisions of this Section. No partial exercise of this Option may be for less than        shares and, in no event, shall the Company be required to issue fractional shares.
     If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.
     6. Notices. Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:

     (a) by registered or certified United States mail, postage prepaid, to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be two (2) days after deposit in the U.S. mail; or
     (b) by hand delivery or otherwise to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
     Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
     Any other notices provided for in this Award Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Award Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
     7. Assignment of Option. This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution. This Option and the rights and privileges granted hereby may be transferred by the Optionee (a) by will or the laws of descent and distribution or (b) subject to the following sentence, during the Optionee’s lifetime to (1) the Optionee’s children or grandchildren, including those by adoption (“Immediate Family Members”), (2) the trustee of a trust for the exclusive benefit of the Optionee’s Immediate Family Members, or (3) to a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests. Any such assignment of this Option shall be permitted only if the Optionee receives no consideration therefor, the transferee becomes, immediately upon such transfer, subject to all of the conditions of this Option prior to its transfer and such assignment is made in compliance with all of the terms of the Plan and all applicable federal and state securities laws. Upon any attempt to transfer this Option or any right or privilege granted hereby other than by will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.
     8. Anti-Dilution. In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. This Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination. The Optionee understands that if, subsequent to the date of this Award Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Award Agreement.
     Fractional shares resulting from any adjustment in this Option pursuant to this Section 8 shall be eliminated. Notice of any adjustment shall be given by the Company to the Optionee, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.
     9. Securities Law. The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”). Accordingly, the Optionee agrees that he or she will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder. The Optionee understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act. The Optionee acknowledges that he or she is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act and that such Common Stock will not be freely tradeable and must be held by him or her indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder. In this regard, the Optionee acknowledges that he or she is also aware that, if the exemption under Rule 144 of the rules and regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.
     The Optionee agrees that at the time of any exercise hereunder, he or she will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him or her following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act. Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act.

     Notwithstanding the foregoing, the provisions of this Section 9 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Award Agreement are registered under the Act.
     10. Withholding. No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of an Optionee unless the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Administrator pursuant to Section 13 of the Plan. The Administrator may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Option.
     11. Stockholder Rights. Neither the Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.
     12. Successors and Assigns. This Award Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Award Agreement except to the extent and in the manner expressly permitted herein.
     13. Governing Law. This Award Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California.
     14. Entire Agreement. This Award Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein. Except as otherwise expressly provided herein, this Award Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.
     15. Construction. The headings of the Sections are for reference purposes only and shall not affect in any way the meaning or interpretation of this Award Agreement. If any of the provisions of this Award Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Award Agreement.
     16. Interpretation. In interpreting any provision of this Award Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.
     17. Further Acts. The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Award Agreement.

     18. Optionee Restriction Agreement. Concurrently herewith, the Optionee has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Award Agreement (the “Optionee Restriction Agreement”).
     IN WITNESS WHEREOF, the parties have executed this Award Agreement on the date first above written.

VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer

     The Optionee hereby accepts the foregoing Award Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

Date:

Optionee’s Address:

CONSENT OF SPOUSE
     The undersigned, the spouse of the Optionee under the foregoing Award Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.
Dated:

EXHIBIT A
VOLCANO CORPORATION
OPTIONEE RESTRICTION AGREEMENT
     THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of           between VOLCANO CORPORATION, a Delaware corporation (the “Company”), and           (“Optionee”).
R E C I T A L S:
     A. Optionee owns as of the date hereof an option granted by the Company to purchase all or any part of an aggregate of           shares (the “Shares”) of the Common Stock of the Company at a price of per           Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.
     B. In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.
     THE PARTIES AGREE AS FOLLOWS:
     1. Company’s Right of First Refusal Respecting Shares.
          1.1 Right of First Refusal. Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company (the “Board”) prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.
          1.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the

Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.
          1.3 Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.
          1.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
          1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1;
               (i) The Optionee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.
               (ii) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).
     2. Rights of Co-Sale.
          2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares which the

Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.
          2.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell and issue such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.
          2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.
          2.4 Termination. The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence of either event described in subsection 1.4 of this Agreement.
     3. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a registration statement filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.
     4. Company’s Right to Repurchase Upon Termination of Employment.
          4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Optionee’s employment with the Company or an affiliate terminates for any reason whatsoever other than an approved leave of absence as described in Schedule 1 hereto (the “Employment Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.
          4.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Employment Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Employment Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.
          4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.
          4.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Optionee.
     5. Taxes. Concurrently with the exercise of the Option to which this Agreement is an exhibit, the Optionee shall execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A. The Optionee shall execute and submit with the Acknowledgement a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election. The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances. The Company may withhold from the Optionee’s wages, or require the Optionee to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.
     6. Involuntary Transfers. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (excluding upon death but including upon divorce or as a result of bankruptcy, attachment, levy execution, sequestration or garnishment) of all or any portion of the Shares by the record holder thereof, the Company shall have a right (but not an obligation) to acquire all or any of the Shares, and any such transferee shall be subject to and bound by the terms of this Section 5. Upon any such transfer, the transferee thereof shall immediately notify the Company in writing of such transfer. The right of the Company under this Section 5 to acquire any or all of the Shares so transferred shall terminate ninety (90) days following receipt of such notice from the transferee. If the Company elects to exercise such right as to any or all of the Shares, the Company shall notify the transferee in writing thereof within such ninety (90) day period, specifying therein the number of Shares to be so acquired (and, if less than all of the Shares so transferred, the specific Shares to be so acquired), accompanied by payment, in cash or by check, for the Shares being so acquired. The purchase price to be paid by the Company for the Shares to be so acquired shall be the sum of the fair market value per share thereof as of such date, as determined in good faith by the Board (which determination shall be final, binding and conclusive on the Company and the transferee). Upon receipt of the foregoing, the transferee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being acquired by the Company pursuant hereto. The Company’s rights under this Section 5 shall be freely assignable, in whole or in part.
     7. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”
     8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     9. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.
     10. Governing Law and Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Sacramento or the United States District Court for the Eastern District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 11.
     11. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:
VOLCANO CORPORATION
2870 Kilgore Road
Rancho Cordova, California 95670
Attention: President
Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 11.

     12. Attorneys’ Fees. If any action or proceeding is brought by any party with respect to this Agreement or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation, including without limitation attorneys’ fees, court costs and expert witness fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of such action.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer
     Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:
     Optionee’s spouse indicates by the execution of this Agreement her/his consent to be bound by the terms herein as to her/his interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse:

EXHIBIT 5A
ACKNOWLEDGMENT AND STATEMENT
OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF
THE INTERNAL REVENUE CODE
     The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”), hereby states as follows:
     1. The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”). The undersigned has carefully reviewed the Agreement.
     2. The undersigned either [check as applicable]:
     ___(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                             , whose business address is                                                                                 , regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or
     ___(b) has knowingly chosen not to consult such a tax advisor.
     3. The undersigned hereby states that the undersigned has decided [check as applicable]:
     ___(a) to make an election pursuant to Section 83(b) of the Code and is submitting to the Company an executed form which is attached as Exhibit 5B to the Agreement; or
     ___(b) not to make an election pursuant to Section 83(b) of the Code.
     4. Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.
     5. The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to

Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:	,	20

			[Purchaser]

Date:	,	20

			Purchaser]

EXHIBIT 5B
ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:
     1. The undersigned’s name, address and taxpayer identification (social security) number are:
     Name:
     Address:
     Social Security #:
     2. The property with respect to which the election is made consists of                      shares of Common Stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”).
     3. The date on which the above property was transferred to the undersigned was                     , 20___, and the taxable year to which this election relates is 20___.
     4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.
     5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $                     per share.
     6. The amount paid for the above property by the undersigned was $                     per share.
     7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

     8. If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.
     If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $                     per share.
     Dated:                     , 20___.

SCHEDULE 1 OF THE
OPTIONEE RESTRICTION AGREEMENT
     The Right of Repurchase (as defined in Section 4 of the Optionee Restriction Agreement) shall expire on with respect to 25% of the total number of Shares acquired or to be acquired, and thereafter with respect to an additional 1/36th of the remaining Shares at the end of each of the immediately following calendar months (the “Vesting Schedule”). During any period of leave of absence by the Optionee, as approved by the President of the Company in his or her sole discretion, the Vesting Schedule shall be tolled until such time as the Optionee’s approved leave of absence terminates. In no event shall the period of tolling of the Optionee’s Vesting Schedule extend the termination date of the Option as set forth in Section 4 of the Award Agreement.
     The Right of Repurchase shall expire with respect to all of the shares acquired upon the consummation of a Company Sale. For purposes hereof, a “Company Sale” shall mean (1) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, stock purchase or consolidation) or (2) a sale of all or substantially all of the assets of the Company; unless the Company’s stockholders of record as constituted immediately prior to any such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Company’s capital stock, assets or otherwise) hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity.

INITIALED BY:	VOLCANO CORPORATION
By:

Scott Huennekens,
President and Chief Executive Officer

Optionee:

NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.
VOLCANO CORPORATION LONG TERM INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
     THIS AWARD AGREEMENT (the “Award Agreement”), made as of           (the “Grant Date”) by and between Volcano Corporation, a Delaware corporation (the “Company”), and           (the “Optionee”), is made with reference to the following facts:
     A. The Company is desirous of providing additional incentives to the Optionee in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Optionee the right and option to purchase shares of Common Stock of the Company (the “Common Stock”) pursuant to the Company’s Long Term Incentive Plan (the “Plan”) on the terms and conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
     B. The Optionee is desirous of accepting said stock option on the terms and conditions set forth herein.
     NOW, THEREFORE, it is agreed as follows:
     1. Grant. The Company grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of shares of the Common Stock at the purchase price of            per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Award Agreement and the Plan pursuant to which this Award Agreement is being executed.
     2. Relationship to Plan. This Option will not be treated as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder. This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Administrator thereunder and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Award Agreement:
     (a) “Act” shall mean the Securities Act of 1933, as amended from time to time.
     (b) “Cause” shall mean cause as defined in any employment agreement between the Optionee and the Company or any Subsidiary in effect at the time of the Optionee’s termination of employment or, in the absence of any such employment agreement, any of the following: (i) conviction of the Optionee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Optionee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or any Subsidiary; (iii) the Optionee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or any Subsidiary; (iv) the Optionee’s continuously conducting himself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Optionee’s conduct discredits the Company or any Subsidiary or is detrimental to the reputation, character and standing of the Company or any Subsidiary.
     (c) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     3. Exercise Schedule. This Option shall be immediately exercisable in full as to all of the Option Shares.
     4. Termination of Option. The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee upon the first to occur of:
     (a) The tenth anniversary of the Grant Date;
     (b) The expiration of ninety (90) days from the date of termination of the Optionee’s engagement as an employee with the Company or its parent or subsidiary corporations (other than a termination described in subparagraph (d) or (e) below or on account of death); provided that if the Optionee shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;
     (c) The expiration of one (1) year following the date of the Optionee’s death, if such death occurs during the Optionee’s employment with the Company or its parent or subsidiary corporations;
     (d) The expiration of one (1) year from the date of termination of the Optionee’s engagement as an employee with the Company or its parent or subsidiary corporations if such termination is attributable to a disability of the Optionee within the meaning of Section 22(e)(3) of the Code. The Board shall have the right to determine whether the Optionee’s termination is attributable to a disability of the Optionee within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive.
     (e) Immediately upon the termination of the Optionee’s engagement as an employee with the Company or its parent or subsidiary corporations if such termination constitutes or is attributable to a breach by the Optionee of his or her employment agreement, if any, with the Company or its parent or subsidiaries or if the Optionee is discharged for Cause. The Board shall have the right to determine whether the Optionee has been discharged for Cause and the date of such discharge; such determination of the Board to be final and conclusive.
     Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage the Optionee as an employee or in any other capacity with the Company, nor confer upon the Optionee any right to continue such engagement or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his or her compensation or engagement at any time.
     5. Exercise of Option. The Optionee may exercise this Option by delivering or mailing to the Company, Attention: Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he or she has elected to purchase, accompanied by (i) payment in cash or by check payable to the order of the Company for the purchase price per share multiplied by the number of shares to be purchased; (ii) if required, the letter described in Section 9; and (iii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) and a copy of the executed Election Pursuant to Section 83(b) if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith. Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board, be paid (1) in installments or in whole or in part by a promissory note of the Optionee (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Optionee having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price. If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price and/or the withholding taxes upon such exercise of this Option, the Optionee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Optionee has good and marketable title to such shares, free and clear of liens and encumbrances. The exercise of this Option shall not be deemed effective unless and until the Optionee has complied with all of the provisions of this Section. No partial exercise of this Option may be for less than            shares and, in no event, shall the Company be required to issue fractional shares.

     If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.
     6. Notices. Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:
     (a) by registered or certified United States mail, postage prepaid, to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be two (2) days after deposit in the U.S. mail; or
     (b) by hand delivery or otherwise to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
     Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
     Any other notices provided for in this Award Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Award Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
     7. Assignment of Option. This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution. This Option and the rights and privileges granted hereby may be transferred by the Optionee (a) by will or the laws of descent and distribution or (b) subject to the following sentence, during the Optionee’s lifetime to (1) the Optionee’s children or grandchildren, including those by adoption (“Immediate Family Members”), (2) the trustee of a trust for the exclusive benefit of the Optionee’s Immediate Family Members, or (3) to a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests. Any such assignment of this Option shall be permitted only if the Optionee receives no consideration therefor, the transferee becomes, immediately upon such transfer, subject to all of the conditions of this Option prior to its transfer and such assignment is made in compliance with all of the terms of the Plan and all applicable federal and state securities laws. Upon any attempt to transfer this Option or any right or privilege granted hereby other than by will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.
     8. Anti-Dilution. In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. This Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination. The Optionee understands that if, subsequent to the date of this Award Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Award Agreement.
     Fractional shares resulting from any adjustment in this Option pursuant to this Section 8 shall be eliminated. Notice of any adjustment shall be given by the Company to the Optionee, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.
     9. Securities Law. The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”). Accordingly, the Optionee agrees that he or she will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder. The Optionee understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act. The Optionee acknowledges that he or she is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act and that such Common Stock will not be freely tradeable and must be held by him or her indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder. In this regard, the Optionee acknowledges that he or she is also aware that, if the exemption under Rule 144 of the rules and regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.

     The Optionee agrees that at the time of any exercise hereunder, he or she will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him or her following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act. Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act.
     Notwithstanding the foregoing, the provisions of this Section 9 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Award Agreement are registered under the Act.
     10. Withholding.
     (a) The Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee at the time the Optionee exercises this Option, in whole or in part, or at any time thereafter as requested by the Company, and the Optionee otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate (as defined in the Plan), if any, which arise in connection with the exercise of this Option.
     (b) Upon the Optionee’s request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to the Optionee upon the exercise of this Option a number of whole shares of Common Stock having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of this Option, share withholding pursuant to the preceding sentence shall not be permitted unless the Optionee makes a proper and timely election under Section 83(b) of the Internal Revenue Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of this Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of this Option that are otherwise issuable to the Optionee upon such exercise. Any adverse consequences to the Optionee arising in connection with such share withholding procedure shall be the Optionee’s sole responsibility.
     (c) Notwithstanding any provision herein to the contrary, the Optionee may not exercise this Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, the Optionee may not be able to exercise this Option when desired even though this Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

     11. Stockholder Rights. Neither the Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.
     12. Successors and Assigns. This Award Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Award Agreement except to the extent and in the manner expressly permitted herein.
     13. Governing Law. This Award Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California.
     14. Entire Agreement. This Award Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein. Except as otherwise expressly provided herein, this Award Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.
     15. Construction. The headings of the Sections are for reference purposes only and shall not affect in any way the meaning or interpretation of this Award Agreement. If any of the provisions of this Award Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Award Agreement.
     16. Interpretation. In interpreting any provision of this Award Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.
     17. Further Acts. The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Award Agreement.
     18. Optionee Restriction Agreement. Concurrently herewith, the Optionee has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Award Agreement (the “Optionee Restriction Agreement”).

     IN WITNESS WHEREOF, the parties have executed this Award Agreement on the date first above written.

INITIALED BY:	VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer

     The Optionee hereby accepts the foregoing Award Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

Date:

Optionee’s Address:

CONSENT OF SPOUSE
     The undersigned, the spouse of the Optionee under the foregoing Award Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.
Dated:

EXHIBIT A
VOLCANO CORPORATION
OPTIONEE RESTRICTION AGREEMENT
     THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of between VOLCANO CORPORATION, a Delaware corporation (the “Company”), and (“Optionee”).
R E C I T A L S:
     A. Optionee owns as of the date hereof an option granted by the Company to purchase all or any part of an aggregate of            shares (the “Shares”) of the Common Stock of the Company at a price of            per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.
     B. In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.
     THE PARTIES AGREE AS FOLLOWS:
1. Company’s Right of First Refusal Respecting Shares.
          1.1 Right of First Refusal. Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company (the “Board”) prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.

          1.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.
          1.3 Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.
          1.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
          1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1;
               (i) The Optionee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.
               (ii) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).

     2. Rights of Co-Sale.
          2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.
          2.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell and issue such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.
          2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.

          2.4 Termination. The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence of either event described in subsection 1.4 of this Agreement.
     3. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a registration statement filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.
4. Company’s Right to Repurchase Upon Termination of Employment Relationship.
          4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Optionee’s employment relationship with the Company or an affiliate terminates for any reason whatsoever (the “Engagement Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.
          4.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Engagement Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Engagement Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.
          4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

          4.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Optionee.
     5. Taxes. Concurrently with the exercise of the Option, the Optionee shall execute and deliver to the Company (i) a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A; and (ii) a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election. The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances. The Company may withhold from the Optionee’s wages, or require the Optionee to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.
     6. Involuntary Transfers. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (excluding upon death but including upon divorce or as a result of bankruptcy, attachment, levy execution, sequestration or garnishment) of all or any portion of the Shares by the record holder thereof, the Company shall have a right (but not an obligation) to acquire all or any of the Shares, and any such transferee shall be subject to and bound by the terms of this Section 5. Upon any such transfer, the transferee thereof shall immediately notify the Company in writing of such transfer. The right of the Company under this Section 5 to acquire any or all of the Shares so transferred shall terminate ninety (90) days following receipt of such notice from the transferee. If the Company elects to exercise such right as to any or all of the Shares, the Company shall notify the transferee in writing thereof within such ninety (90) day period, specifying therein the number of Shares to be so acquired (and, if less than all of the Shares so transferred, the specific Shares to be so acquired), accompanied by payment, in cash or by check, for the Shares being so acquired. The purchase price to be paid by the Company for the Shares to be so acquired shall be the sum of the fair market value per share thereof as of such date, as determined in good faith by the Board (which determination shall be final, binding and conclusive on the Company and the transferee). Upon receipt of the foregoing, the transferee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being acquired by the Company pursuant hereto. The Company’s rights under this Section 6 shall be freely assignable, in whole or in part.
     7. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES.”
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”
     8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     9. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.
     10. Governing Law and Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Sacramento or the United States District Court for the Eastern District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 11.

     11. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:
VOLCANO CORPORATION
2870 Kilgore Road
Rancho Cordova, California 95670
Attention: President
Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 11.
     12. Attorneys’ Fees. If any action or proceeding is brought by any party with respect to this Agreement or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation, including without limitation attorneys’ fees, court costs and expert witness fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer
     Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:

     Optionee’s spouse indicates by the execution of this Agreement her/his consent to be bound by the terms herein as to her/his interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse:

EXHIBIT 5A
ACKNOWLEDGMENT AND STATEMENT
OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF
THE INTERNAL REVENUE CODE
     The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”), hereby states as follows:
     1. The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”). The undersigned has carefully reviewed the Agreement.
     2. The undersigned either [check as applicable]:
     ___(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                             , whose business address is                                                             , regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or
     ___(b) has knowingly chosen not to consult such a tax advisor.
     3. The undersigned hereby states that the undersigned has decided [check as applicable]:
     ___(a) to make an election pursuant to Section 83(b) of the Code and is submitting to the Company an executed form which is attached as Exhibit 5B to the Agreement; or
     ___(b) not to make an election pursuant to Section 83(b) of the Code.
     4. Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.
     5. The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to

Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:	, 20___

[Purchaser]

Date:	, 20___

[Purchaser]

EXHIBIT 5B
ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:
     1. The undersigned’s name, address and taxpayer identification (social security) number are:
     Name:
     Address:
     Social Security #:
     2. The property with respect to which the election is made consists of                      shares of Common Stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”).
     3. The date on which the above property was transferred to the undersigned was                                         , 20___, and the taxable year to which this election relates is 20___.
     4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.
     5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $                                         per share.
     6. The amount paid for the above property by the undersigned was $                     per share.

     7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.
     8. If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.
     If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $                     per share.
     Dated:                                         , 20___.

SCHEDULE 1 OF THE
OPTIONEE RESTRICTION AGREEMENT
     The Right of Repurchase (as defined in Section 4 of the Optionee Restriction Agreement) shall expire on            with respect to 25% of the total number of Shares acquired or to be acquired, and thereafter with respect to an additional 1/36th of the remaining Shares at the end of each of the immediately following calendar months. During any period of leave of absence by the Optionee, as approved by the President of the Company in his or her sole discretion, the Vesting Schedule shall be tolled until such time as the Optionee’s approved leave of absence terminates. In no event shall the period of tolling of the Optionee’s Vesting Schedule extend the termination date of the Option as set forth in Section 4 of the Award Agreement.
     The Right of Repurchase shall expire with respect to all of the shares acquired upon the consummation of a Company Sale. For purposes hereof, a “Company Sale” shall mean (1) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, stock purchase or consolidation) or (2) a sale of all or substantially all of the assets of the Company; unless the Company’s stockholders of record as constituted immediately prior to any such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Company’s capital stock, assets or otherwise) hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity.

INITIALED BY:	VOLCANO CORPORATION

By:

Scott Huennekens, President and Chief Executive Officer

Optionee:

NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.
VOLCANO CORPORATION LONG TERM INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
     THIS AWARD AGREEMENT (the “Award Agreement”), made as of       (the “Grant Date”) by and between Volcano Corporation, a Delaware corporation (the “Company”), and       (the “Optionee”), is made with reference to the following facts:
     A. The Company is desirous of providing additional incentives to the Optionee in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Optionee the right and option to purchase shares of Common Stock of the Company (the “Common Stock”) pursuant to the Company’s Long Term Incentive Plan (the “Plan”) on the terms and conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
     B. The Optionee is desirous of accepting said stock option on the terms and conditions set forth herein.
     NOW, THEREFORE, it is agreed as follows:
     1. Grant. The Company grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of shares of the Common Stock at the purchase price of            per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Award Agreement and the Plan pursuant to which this Award Agreement is being executed.
     2. Relationship to Plan. This Option will not be treated as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder. This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Administrator thereunder and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Award Agreement:
     (a) “Act” shall mean the Securities Act of 1933, as amended from time to time.
     (b) “Cause” shall mean cause as defined in any employment or consulting agreement between the Optionee and the Company or any Subsidiary in effect at the time of the Optionee’s termination of employment or termination of consulting agreement or, in the absence of any such employment or consulting agreement, any of the following: (i) conviction of the Optionee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Optionee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or any Subsidiary; (iii) the Optionee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment or consulting agreement with the Company or any Subsidiary; (iv) the Optionee’s continuously conducting himself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Optionee’s conduct discredits the Company or any Subsidiary or is detrimental to the reputation, character and standing of the Company or any Subsidiary.
     (c) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     3. Exercise Schedule. This Option shall be immediately exercisable in full as to all of the Option Shares.
     4. Termination of Option. The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee upon the first to occur of:
     (a) The tenth anniversary of the Grant Date;
     (b) The expiration of ninety (90) days from the date of termination of the Optionee’s engagement as a consultant or advisor with the Company or its parent or subsidiary corporations (other than a termination described in subparagraph (d) or (e) below or on account of death); provided that if the Optionee shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;
     (c) The expiration of one (1) year following the date of the Optionee’s death, if such death occurs during the Optionee’s employment or consulting agreement with the Company or its parent or subsidiary corporations;
     (d) The expiration of one (1) year from the date of termination of the Optionee’s engagement as a consultant or advisor with the Company or its parent or subsidiary corporations if such termination is attributable to a disability of the Optionee within the meaning of Section 22(e)(3) of the Code. The Board shall have the right to determine whether the Optionee’s termination is attributable to a disability of the

Optionee within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive.
     (e) Immediately upon the termination of the Optionee’s engagement as a consultant or advisor with the Company or its parent or subsidiary corporations if such termination constitutes or is attributable to a breach by the Optionee of his or her employment or consulting agreement, if any, with the Company or its parent or subsidiaries or if the Optionee is discharged for Cause. The Board shall have the right to determine whether the Optionee has been discharged for Cause and the date of such discharge; such determination of the Board to be final and conclusive.
          Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage the Optionee as a consultant or advisor or in any other capacity with the Company, nor confer upon the Optionee any right to continue such engagement or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his or her compensation or engagement at any time.
     5. Exercise of Option. The Optionee may exercise this Option by delivering or mailing to the Company, Attention: Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he or she has elected to purchase, accompanied by (i) payment in cash or by check payable to the order of the Company for the purchase price per share multiplied by the number of shares to be purchased; (ii) if required, the letter described in Section 9; and (iii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) and a copy of the executed Election Pursuant to Section 83(b) if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith. Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board, be paid (1) in installments or in whole or in part by a promissory note of the Optionee (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Optionee having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price. If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price and/or the withholding taxes upon such exercise of this Option, the Optionee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Optionee has good and marketable title to such shares, free and clear of liens and encumbrances. The exercise of this Option shall not be deemed effective unless and until the Optionee has complied with all of the provisions of this Section. No partial exercise of this Option may be for less than            shares and, in no event, shall the Company be required to issue fractional shares.

          If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.
     6. Notices. Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:
     (a) by registered or certified United States mail, postage prepaid, to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be two (2) days after deposit in the U.S. mail; or
     (b) by hand delivery or otherwise to Volcano Corporation, Attn: Corporate Secretary, 2870 Kilgore Road, Rancho Cordova, California, 95670, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
          Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
          Any other notices provided for in this Award Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Award Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
     7. Assignment of Option. This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution. This Option and the rights and privileges granted hereby may be transferred by the Optionee (a) by will or the laws of descent and distribution or (b) subject to the following sentence, during the Optionee’s lifetime to (1) the Optionee’s children or grandchildren, including those by adoption (“Immediate Family Members”), (2) the trustee of a trust for the exclusive benefit of the Optionee’s Immediate Family Members, or (3) to a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests. Any such assignment of this Option shall be permitted only if the Optionee receives no consideration therefor, the transferee becomes, immediately upon such transfer, subject to all of the conditions of this Option prior to its transfer and such assignment is made in compliance with all of the terms of the Plan and all applicable federal and state securities laws. Upon any attempt to transfer this Option or any right or privilege granted hereby other than by will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.
     8. Anti-Dilution. In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. This Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination. The Optionee understands that if, subsequent to the date of this Award Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Award Agreement.
          Fractional shares resulting from any adjustment in this Option pursuant to this Section 8 shall be eliminated. Notice of any adjustment shall be given by the Company to the Optionee, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.
     9. Securities Law. The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”). Accordingly, the Optionee agrees that he or she will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder. The Optionee understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act. The Optionee acknowledges that he or she is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act and that such Common Stock will not be freely tradeable and must be held by him or her indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder. In this regard, the Optionee acknowledges that he or she is also aware that, if the exemption under Rule 144 of the rules and regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.

          The Optionee agrees that at the time of any exercise hereunder, he or she will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him or her following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act. Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act.
          Notwithstanding the foregoing, the provisions of this Section 9 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Award Agreement are registered under the Act.
     10. Withholding.
     (a) The Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee at the time the Optionee exercises this Option, in whole or in part, or at any time thereafter as requested by the Company, and the Optionee otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate (as defined in the Plan), if any, which arise in connection with the exercise of this Option.
     (b) Upon the Optionee’s request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to the Optionee upon the exercise of this Option a number of whole shares of Common Stock having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of this Option, share withholding pursuant to the preceding sentence shall not be permitted unless the Optionee makes a proper and timely election under Section 83(b) of the Internal Revenue Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of this Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of this Option that are otherwise issuable to the Optionee upon such exercise. Any adverse consequences to the Optionee arising in connection with such share withholding procedure shall be the Optionee’s sole responsibility.
     (c) Notwithstanding any provision herein to the contrary, the Optionee may not exercise this Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, the Optionee may not be able to exercise this Option when desired even though this Option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock.

     11. Stockholder Rights. Neither the Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.
     12. Successors and Assigns. This Award Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Award Agreement except to the extent and in the manner expressly permitted herein.
     13. Governing Law. This Award Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California.
     14. Entire Agreement. This Award Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein. Except as otherwise expressly provided herein, this Award Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.
     15. Construction. The headings of the Sections are for reference purposes only and shall not affect in any way the meaning or interpretation of this Award Agreement. If any of the provisions of this Award Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Award Agreement.
     16. Interpretation. In interpreting any provision of this Award Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.
     17. Further Acts. The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Award Agreement.
     18. Optionee Restriction Agreement. Concurrently herewith, the Optionee has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Award Agreement (the “Optionee Restriction Agreement”).

     IN WITNESS WHEREOF, the parties have executed this Award Agreement on the date first above written.

INITIALED BY:	VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer

          The Optionee hereby accepts the foregoing Award Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

Date:

Optionee’s Address:

CONSENT OF SPOUSE
     The undersigned, the spouse of the Optionee under the foregoing Award Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.
     Dated:

EXHIBIT A
VOLCANO CORPORATION
OPTIONEE RESTRICTION AGREEMENT
     THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of between VOLCANO CORPORATION, a Delaware corporation (the “Company”), and           (“Optionee”).
R E C I T A L S:
     A. Optionee owns as of the date hereof an option granted by the Company to purchase all or any part of an aggregate of            shares (the “Shares”) of the Common Stock of the Company at a price of            per Share. The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.
     B. In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.
     THE PARTIES AGREE AS FOLLOWS:
     1. Company’s Right of First Refusal Respecting Shares.
          1.1 Right of First Refusal. Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares. Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company (the “Board”) prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.

          1.2 Transfer of Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.
          1.3 Binding Effect of Right of First Refusal. The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.
          1.4 Termination of the Company’s Right of First Refusal. Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.
          1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1;
               (i) The Optionee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.
               (ii) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).

     2. Rights of Co-Sale.
          2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.
          2.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell and issue such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.
          2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.

          2.4 Termination. The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence of either event described in subsection 1.4 of this Agreement.
     3. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a registration statement filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.
     4. Company’s Right to Repurchase Upon Termination of Consulting Relationship.
          4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”). If the Optionee’s consulting relationship with the Company or an affiliate terminates for any reason whatsoever (the “Engagement Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.
          4.2 Repurchase Procedure. The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Engagement Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Engagement Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.
          4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

          4.4 Binding Effect. The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Optionee.
     5. Taxes. Concurrently with the exercise of the Option, the Optionee shall execute and deliver to the Company (i) a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A; and (ii) a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election. The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances. The Company may require the Optionee to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.
     6. Involuntary Transfers. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (excluding upon death but including upon divorce or as a result of bankruptcy, attachment, levy execution, sequestration or garnishment) of all or any portion of the Shares by the record holder thereof, the Company shall have a right (but not an obligation) to acquire all or any of the Shares, and any such transferee shall be subject to and bound by the terms of this Section 5. Upon any such transfer, the transferee thereof shall immediately notify the Company in writing of such transfer. The right of the Company under this Section 5 to acquire any or all of the Shares so transferred shall terminate ninety (90) days following receipt of such notice from the transferee. If the Company elects to exercise such right as to any or all of the Shares, the Company shall notify the transferee in writing thereof within such ninety (90) day period, specifying therein the number of Shares to be so acquired (and, if less than all of the Shares so transferred, the specific Shares to be so acquired), accompanied by payment, in cash or by check, for the Shares being so acquired. The purchase price to be paid by the Company for the Shares to be so acquired shall be the sum of the fair market value per share thereof as of such date, as determined in good faith by the Board (which determination shall be final, binding and conclusive on the Company and the transferee). Upon receipt of the foregoing, the transferee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being acquired by the Company pursuant hereto. The Company’s rights under this Section 6 shall be freely assignable, in whole or in part.
     7. Stock Certificate Restrictive Legends. Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”
“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES.”
“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”
     8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     9. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.
     10. Governing Law and Forum Selection. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Sacramento or the United States District Court for the Eastern District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 11.

     11. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:
VOLCANO CORPORATION
2870 Kilgore Road
Rancho Cordova, California 95670
Attention: President
Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 11.
     12. Attorneys’ Fees. If any action or proceeding is brought by any party with respect to this Agreement or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation, including without limitation attorneys’ fees, court costs and expert witness fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOLCANO CORPORATION

Dated:	By:

Scott Huennekens,
President and Chief Executive Officer
     Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:

     Optionee’s spouse indicates by the execution of this Agreement her/his consent to be bound by the terms herein as to her/his interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse:

EXHIBIT 5A
ACKNOWLEDGMENT AND STATEMENT
OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF
THE INTERNAL REVENUE CODE
     The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”), hereby states as follows:
     1. The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”). The undersigned has carefully reviewed the Agreement.
     2. The undersigned either [check as applicable]:
           (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                             , whose business address is                                                             , regarding the federal, state and local tax consequences of entering into the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or
           (b) has knowingly chosen not to consult such a tax advisor.
     3. The undersigned hereby states that the undersigned has decided [check as applicable]:
           (a) to make an election pursuant to Section 83(b) of the Code and is submitting to the Company an executed form which is attached as Exhibit 5B to the Agreement; or
           (b) not to make an election pursuant to Section 83(b) of the Code.
     4. Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.
     5. The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to

Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:	, 20___

[Purchaser]

Date:	, 20___

[Purchaser]

EXHIBIT 5B
ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code. This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute. Pursuant to applicable Treasury Regulations the following information is provided:
     1. The undersigned’s name, address and taxpayer identification (social security) number are:
     Name:
     Address:
     Social Security #:
     2. The property with respect to which the election is made consists of                      shares of Common Stock of VOLCANO CORPORATION, a Delaware corporation (the “Company”).
     3. The date on which the above property was transferred to the undersigned was                     , 20___, and the taxable year to which this election relates is 20___.
     4. The above property is subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be a consultant to the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.
     5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $                     per share.
     6. The amount paid for the above property by the undersigned was $                     per share.

     7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.
     8. If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.
     If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $                     per share.
     Dated:                     , 20___.

SCHEDULE 1 OF THE
OPTIONEE RESTRICTION AGREEMENT
     The Right of Repurchase (as defined in Section 4 of the Optionee Restriction Agreement) shall expire on       with respect to 25% of the total number of Shares acquired or to be acquired, and thereafter with respect to an additional 1/36th of the remaining Shares at the end of each of the immediately following calendar months.
     The Right of Repurchase shall expire with respect to all of the shares acquired upon the consummation of a Company Sale. For purposes hereof, a “Company Sale” shall mean (1) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, stock purchase or consolidation) or (2) a sale of all or substantially all of the assets of the Company; unless the Company’s stockholders of record as constituted immediately prior to any such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Company’s capital stock, assets or otherwise) hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity.

INITIALED BY:	VOLCANO CORPORATION

By:

Scott Huennekens,
President and Chief Executive Officer

Optionee: